FINANCIAL STATEMENTS OF

CG VARIABLE ANNUITY ACCOUNT II

STATEMENT OF NET ASSETS

December 31, 2023

ASSETS

Investment in BNY Mellon Stock Index Fund, Inc. (Initial Shares), at fair value	$2,150,095
Receivable from (Payable to) Connecticut General Life Insurance Company	(15)

Net Assets	$2,150,080

NET ASSETS, representing:

Accumulation units	$2,150,080

Units outstanding	2,391

Fund shares held	31,125
Unit value per share	$69.08
Investment in fund shares, at cost	$803,078

STATEMENT OF OPERATIONS
For the year ended December 31, 2023

INVESTMENT INCOME
Dividend income	$27,559

EXPENSES
Charges to participants for mortality and expense risk	16,190

NET INVESTMENT INCOME (LOSS)	11,369

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	69,424
Net realized gain (loss) on shares redeemed	290,575
Net change in unrealized appreciation (depreciation) on investments	76,098

NET GAIN (LOSS) ON INVESTMENTS	436,097

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$447,466

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

CG VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023 and 2022

	2023	2022
OPERATIONS
Net investment income (loss)	$11,369	$9,349
Capital gains distributions received	69,424	347,070
Net realized gain (loss) on shares redeemed	290,575	490,966
Net change in unrealized appreciation (depreciation) on investments	76,098	(1,776,345)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	447,466	(928,960)

PARTICIPANT TRANSACTIONS
Annuity payments	(1,129)	(14,198)
Surrenders, withdrawals and death benefits	(473,048)	(1,574,776)
Miscellaneous transactions	938	2,388
Other charges	(246)	(394)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PARTICIPANT TRANSACTIONS	(473,485)	(1,586,980)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,019)	(2,515,940)

NET ASSETS
Beginning of year	2,176,099	4,692,039

End of year	$2,150,080	$2,176,099

Beginning units	3,077	8,382
Units issued	-	-
Units redeemed	(686)	(5,305)

Ending units	2,391	3,077

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS OF

CG VARIABLE ANNUITY ACCOUNT II

December 31, 2023

Note 1: General

CG Variable Annuity Account II (the “Account”) was established under the laws of the State of Connecticut on March 12, 1968 as a separate investment account of Connecticut General Life Insurance Company (“CGLIC”), which is a wholly-owned subsidiary of Connecticut General Corporation, which in turn is an indirect wholly-owned subsidiary of Cigna Corporation (collectively, “CIGNA”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of CGLIC. Proceeds from purchases of CG Individual Variable Annuity and CG Group Variable Annuity II (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business CGLIC may conduct.

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts, which offer the option to invest in a subaccount, which in turn invests in shares of BNY Mellon Stock Index Fund, Inc. (Initial Shares) (the “Fund”). The Fund is a non-diversified open-end management investment company and is managed by BNY Mellon Investment Adviser, Inc. The subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the Fund in which it invests.

New sales of the product which invests in the Account have been discontinued.

On April 1, 2004, CGLIC sold the retirement business of CIGNA, which included CIGNA Life Insurance Company (“CLIC”) shares, to The Prudential Insurance Company of America (“Prudential Insurance”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Concurrent with the sale, CLIC entered into a reinsurance treaty with wholly-owned subsidiaries of CIGNA, the ceding company. Subsequent to the sale, CLIC, a wholly-owned subsidiary of Prudential Financial, was renamed to Prudential Retirement Insurance and Annuity Company (“PRIAC”). The reinsurance treaty does not extinguish CGLIC’s obligations to the contract holders, and CGLIC continues to be responsible for all contract terms and conditions of the contracts.

On April 1, 2004, CGLIC and PRIAC also entered into an Administrative Services Agreement whereby PRIAC administers the contracts. PRIAC is responsible for servicing the contracts, including the payment of benefits, oversight of investment management and contract administration.

Prior to January 1, 2021, under the terms of the annuity contracts, an individual participant had an option to elect either a fixed or variable annuity benefit at retirement. A group participant had an option to elect either a fixed or variable annuity benefit during the accumulation period and at retirement. Subsequent to this date, an individual participant will receive a fixed annuity benefit at retirement and a group participant will receive a fixed annuity benefit during the accumulation period and at retirement. The assets providing for the variable annuity benefit were invested in a subaccount of the Account, and the fixed annuity contracts were purchased from the Account’s sponsor, CGLIC.

On April 1, 2022, Prudential Financial completed the sale of its equity interest in PRIAC to Great-West Life & Annuity Insurance Company (“Great-West”). Upon closing, PRIAC became a wholly-owned subsidiary of Great-West. PRIAC continues with the reinsurance treaty and Administrative Services Agreement of the contracts discussed above.

On August 1, 2022, Great-West had a legal name change to Empower. Subsequent to this change, PRIAC is now Empower Annuity Insurance Company (“EAIC”).

These financial statements should be read in conjunction with the financial statements and footnotes of the Account. Additional information on the Account is available upon request to the appropriate companies.

Note 2: Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Fund.

Investments - The investment in shares of the Fund is stated at the reported net asset value per share of the Fund, which is based on the fair value of the underlying securities in the Fund.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the last-in, first-out method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Fund and are recorded on the ex-distribution date.

Contracts in payout (annuity period) - Net assets allocated to contracts in the annuity period are computed according to industry mortality tables which meet statutory requirements. The assumed investment return (“AIR”) is 4.5% as elected by the annuitants. To the extent additional reserves are established due to mortality risk experience, CGLIC maintains full responsibility, which is assumed by EAIC via the aforementioned reinsurance treaty, to make payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Account to CGLIC’s general account. The transfers between the general account and the Account, if any, are disclosed as miscellaneous transactions on the Statements of Changes in Net Assets.

Once a contract enters the payout period, participant initiated transactions are not permitted and, therefore, the calculation of unit value is no longer relevant, although still performed. The unit values for such contracts in payout are therefore excluded from the Financial Highlights in Note 7.

Note 3: Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying fund, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2023, management determined that the fair value inputs for the Account’s investment, which is an open-end mutual fund registered with the SEC, were considered Level 1.

Note 4: Taxes

CGLIC is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of CGLIC’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. CGLIC management will review periodically the status of the policy in the event of changes in the tax law.

Note 5: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Fund for the year ended December 31, 2023 were as follows:

	Purchases	Sales
BNY Mellon Stock Index Fund, Inc. (Initial Shares)	$-	$508,735

Note 6: Related Party Transactions

The Account pays various charges to CGLIC as described in Note 8, Charges and Expenses. CGLIC may owe to, or expect to receive from, the Account certain amounts primarily related to processing transfers of assets supporting accumulation units and reserves for contracts in the annuity period, and other timing related adjustments. These amounts have no effect on the participant’s account or the related unit value and are disclosed as receivable from (payable to) Connecticut General Life Insurance Company on the Statement of Net Assets.

Note 7: Financial Highlights

CGLIC sells a number of variable annuity products that are funded through the Account. The contracts have unique combinations of features and fees that are charged against the assets in the subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by CGLIC and funded through the Account. Only contract designs within the Account that had participant units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as participants may not have selected all available and applicable contract options offered by CGLIC.

	At year ended					For year ended
	Units (000s)	Unit Value**** Lowest - Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest		Total Return*** Lowest - Highest

	BNY Mellon Stock Index Fund, Inc. (Initial Shares)
December 31, 2023	2	799.06	to	1,226.87	$2,150	1.42%	0.25% to	1.10%	24.55% to	25.61%
December 31, 2022	3	641.54	to	976.70	$2,176	1.19%	0.25% to	1.10%	-19.21% to	-18.52%
December 31, 2021	8	794.07	to	1,198.71	$4,692	1.16%	0.25% to	1.10%	27.01% to	28.09%
December 31, 2020	9	625.22	to	935.83	$3,693	1.55%	0.25% to	1.10%	16.72% to	17.71%
December 31, 2019	11	535.68	to	795.01	$4,253	1.74%	0.25% to	1.10%	29.75% to	30.86%

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Fund, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Fund in which the subaccount invests.

**

These amounts represent the annualized contract expenses of the Account, consisting of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to participant accounts through the redemption of units and expenses of the Fund are excluded.

***

These amounts represent the total returns for the periods indicated, including changes in the value of the Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Amounts exclude contracts in the payout period.

****	Amounts exclude contracts in the payout period.

Note 8: Charges and Expenses

The following represents the various charges and expenses of the Account.

Mortality and Expense Risk Charges generally range from 0.25% to 1.10%, depending on contract size, and are applied daily against the net assets of the Account. Mortality risk is the risk that participants may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges assessed by CGLIC. These charges are assessed through a reduction in unit values.

Administration Charges include annual administration charges deducted from a participant’s accumulation account of $20 per participant and a $25 fee if a participant requests disbursement checks sent through express mail. These charges are assessed through the redemption of units in Other charges on the Statement of Changes in Net Assets.

Note 9: Other

Accumulation units are the basic valuation units used to calculate a participant’s interest allocated to the variable account before the annuitization date.

Annuity payments represent periodic payments distributed under the terms of the contracts.

Surrenders, withdrawals and death benefits are payments to participants and beneficiaries made under the terms of the contract, including amounts that participants have requested to be withdrawn or paid to them.

Miscellaneous transactions primarily represent transfers of assets supporting accumulation units and reserves for contracts in the annuity period, and timing related adjustments on participant transactions, which are funded by the general account in order to maintain appropriate participant account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Note 10: Subsequent Events

Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Connecticut General Life Insurance Company and the Contract Owners of CG Variable Annuity Account II

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of CG Variable Annuity Account II (the “Separate Account”) as of December 31, 2023, the related statements of operations and changes in net assets for the year then ended, and the related notes, which include the financial highlights (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2023, and the results of its operations and the changes in its net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2022 and financial highlights for each of the four years in the period ended December 31, 2022 were audited by other auditors, whose report, dated April 24, 2023, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent of the investee mutual fund. We believe that our audit provides a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 18, 2024

We have served as the auditor of one or more Connecticut General Life Insurance Company separate accounts since 2023.